UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2005

Mittal Steel USA ISG Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4020 Kinross Lakes Parkway, Richfield, Ohio 44286-9000
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(330) 659-9100

International Steel Group Inc.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Change in Control of Registrant
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.01. Change in Control of Registrant

     On April 15, 2005, Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.), a Delaware corporation (“Mittal Steel USA ISG”), merged with Park Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Mittal Steel Company N.V. (formerly known as Ispat International N.V.), a company organized under the laws of The Netherlands (“Mittal Steel”), with Mittal Steel USA ISG surviving the merger as a wholly owned subsidiary of Mittal Steel (the “Merger”). The Merger was consummated pursuant to an Agreement and Plan of Merger and Reorganization, dated as of October 24, 2004 and amended as of April 11, 2005, among Mittal Steel, Park Acquisition Corp. and Mittal Steel USA ISG (the “Merger Agreement”). In connection with the Merger, International Steel Group Inc. was renamed “Mittal Steel USA ISG Inc.” Mittal Steel USA ISG is also referred to herein with respect to periods prior to the Merger as “ISG.”

     Immediately prior to the Merger, ISG had 100,035,950 shares of common stock issued and outstanding. Pursuant to the terms of the Merger Agreement, each former ISG stockholder was entitled to elect to receive: (1) US$42.00 per share in cash, (2) 1.21740 Mittal Steel class A common shares, par value €0.01 per share, or (3) a combination of cash and Mittal Steel class A common shares (the “Merger Consideration”). All elections are subject to the proration procedures provided in the Merger Agreement designed to ensure that, in the aggregate, 50% of the shares of ISG common stock will be exchanged for cash and 50% of the shares of ISG common stock will be exchanged for Mittal Steel class A common shares. Under the terms of the Merger Agreement, all issued and outstanding shares of ISG common stock have been cancelled and converted into the right to receive the Merger Consideration. In addition, each share of common stock, par value US$0.01 per share, of Park Acquisition Corp. has been converted into a share of common stock, par value US$0.01 per share, of Mittal Steel USA ISG, resulting in Mittal Steel USA ISG becoming a wholly owned subsidiary of Mittal Steel.

     In the aggregate, Mittal Steel will issue approximately 60,891,883 Mittal Steel class A common shares and pay approximately US$2.1 billion in cash to the former ISG stockholders in exchange for their shares of ISG common stock. Mittal Steel has informed Mittal Steel USA ISG that financing for US$1.7 billion of the cash portion of the Merger Consideration was provided by a consortium of lenders arranged by ABN Amro Bank N.V., Citigroup Global Markets Limited, Credit Suisse First Boston International, Deutsche Bank AG London, HSBC Bank Plc and UBS Limited, as lead arrangers (the “Arrangers”), under a Credit Agreement, dated as of April 7, 2005, among Mittal Steel and certain subsidiaries of Mittal Steel as original borrowers, the Arrangers, certain other lenders signatory to the Credit Agreement and HSBC Bank Plc, as facility agent (the “Credit Agreement”). The remainder of the cash portion of the Merger Consideration is being paid from cash on hand within Mittal Steel and its subsidiaries.

     At the effective time of the Merger, the board of directors of Mittal Steel USA ISG was reconstituted to include Mr. Lakshmi N. Mittal, Mr. Aditya Mittal, Mr. Malay Mukherjee, Mr. Muni Krishna T. Reddy, Mr. Fernando Ruiz Sahagun and Mr. Richard Leblanc, each of whom are employees and/or directors of Mittal Steel or its subsidiaries. Mr. Wilbur L. Ross, the former Chairman of ISG has joined Mittal Steel’s board of directors.

     Mittal Steel filed a proxy statement/prospectus with the Securities and Exchange Commission on March 14, 2005 (the “Proxy Statement/Prospectus”) pursuant to Rule 424(b)(3) under the Securities Act of 1933 that contains a more complete description of Mittal Steel, the Merger Agreement, the Merger and the other transactions contemplated thereby, certain related support agreements and certain interests of current and former officers and employees of Mittal Steel USA ISG in the Merger. The Merger Agreement, dated as of October 24, 2004, and certain related support agreements are included in the Proxy Statement/Prospectus as Annexes A, B, C and D. In addition, the Merger Agreement, dated as of October 24, 2004, and such related support agreements are filed as Exhibits 2.1, 10.1, 10.2 and 99.1 to the Form 8-K filed by ISG with the Securities and Exchange Commission on October 28, 2004, and an Amendment to the Merger Agreement, dated as of April 11, 2005 (the “Merger Agreement Amendment”), was filed by ISG as an Exhibit to the Form 8-K filed by ISG with the Securities and Exchange Commission on April 11, 2004. The preceding is qualified in its entirety by reference to the Proxy Statement/Prospectus, the Merger Agreement, dated as of October 24, 2004, such related support agreements and the Merger Agreement Amendment, which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description

2.1
Agreement and Plan of Merger and Reorganization among Mittal Steel Company N.V. (formerly known as Ispat International N.V.), Park Acquisition Corp. and Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 2.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

2.2
Amendment to Agreement and Plan of Merger and Reorganization, dated April 11, 2005, among Mittal Steel Company N.V. (formerly known as Ispat International N.V.), Park Acquisition Corp. and Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 2.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on April 11, 2005)

10.1
Parent Shareholder Support Agreement between Mittal Steel USA ISG Inc. (formerly know as International Steel Group Inc.) and Ispat International Investments, S.L. (Incorporated by reference from Exhibit 10.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

10.2	Letter Agreement between The Richmond Investment Holdings Limited and Mittal Steel USA ISG Inc. (formerly known as International

Exhibit
No.	Description

Steel Group Inc.). (Incorporated by reference from Exhibit 10.2 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

99.1
Company Shareholder Support Agreement among Mittal Steel Company N.V. (formerly known as Ispat International N.V.) and certain stockholders of Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 99.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2005

MITTAL STEEL USA ISG INC.
By	/s/ Carlos M. Hernandez

	Name:	Carlos M. Hernandez
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

2.1
Agreement and Plan of Merger and Reorganization among Mittal Steel Company N.V. (formerly known as Ispat International N.V.), Park Acquisition Corp. and Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 2.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

2.2
Amendment to Agreement and Plan of Merger and Reorganization, dated April 11, 2005, among Mittal Steel Company N.V. (formerly known as Ispat International N.V.), Park Acquisition Corp. and Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 2.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on April 11, 2005)

10.1
Parent Shareholder Support Agreement between Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.) and Ispat International Investments, S.L. (Incorporated by reference from Exhibit 10.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

10.2
Letter Agreement between The Richmond Investment Holdings Limited and Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 10.2 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)

99.1
Company Shareholder Support Agreement among Mittal Steel Company N.V. (formerly known as Ispat International N.V.) and certain stockholders of Mittal Steel USA ISG Inc. (formerly known as International Steel Group Inc.). (Incorporated by reference from Exhibit 99.1 of the Form 8-K (File No. 1-31926) filed by International Steel Group Inc. on October 28, 2004)